1 TPG Mortgage Investment Trust, Inc. to Acquire Cherry Hill Mortgage Investment Corporation August 10, 2026

2NYSE: MITT Forward Looking Statements & Non-GAAP Financial Information Forward Looking Statements: This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 related to the merger, dividends, book value, our investments, our business and investment strategy, investment returns, return on equity, liquidity, financing, taxes, our assets, our interest rate sensitivity, and our views on certain macroeconomic trends and conditions, among others. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of our company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, MITT’s and CHMI’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from CHMI’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of MITT and CHMI management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that MITT’s and CHMI’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of MITT’s or CHMI’s common stock; our ability to generate attractive risk adjusted returns over the long term as a programmatic aggregator and issuer of Non-Agency residential loan securitizations; the strength in our earnings available for distribution (EAD), including whether it will continue to support dividend; whether our investment portfolio will continue to deliver durable net interest income; our levels of operating expenses; our ability to continue to opportunistically rotate capital, including through sales of legacy WMC or other non-core assets; our ability to consummate sales and/or deed-in-lieu of the properties underlying legacy WMC commercial loans within the timeframe or manner anticipated or at all; our ability to continue to grow our residential investment portfolio; whether we will achieve the anticipated benefits of acquiring additional interests in Arc Home within the timeframe contemplated or at all, including driving our earnings power and continuing contribution to EAD; our acquisition pipeline; our ability to invest in higher yielding assets through Arc Home, other origination partners or otherwise; our levels of liquidity, including whether our liquidity will sufficiently enable us to continue to deploy capital within the residential whole loan space as anticipated or at all; the availability of committed financing to support our liquidity; the impact of market, regulatory and structural changes on the market opportunities we expect to have, and whether we will be able to capitalize on such opportunities in the manner we anticipate, including our ability to participate in, and benefit from, the home equity loan market; the impact of market volatility on our business, including our book value, and ability to execute our strategy; our trading volume and liquidity; our portfolio mix, including levels of Residential Investments and Agency RMBS; our ability to manage warehouse exposure as anticipated or at all; our levels of leverage, including our levels of recourse and non-recourse financing; our ability to repay or refinance corporate leverage; our ability to execute securitizations, including at the pace anticipated or at all; our ability to achieve our forecasted returns on equity on warehoused assets and post-securitization, including whether such returns will support earnings growth; changes in our business and investment strategy; our ability to grow our book value; our ability to predict and control costs; changes in inflation, tariffs, interest rates and the fair value of our assets, including negative changes resulting in margin calls relating to the financing of our assets; the impact of credit spread movements on our business; the impact of interest rate changes on our asset yields and net interest margin; changes in the yield curve; the timing and amount of stock issuances pursuant to our ATM program or otherwise; the timing and amount of stock repurchases, if any; our capitalization, including the timing and amount of preferred stock repurchases or exchanges, if any; expense levels, including levels of management fees; changes in prepayment rates on the loans we own or that underlie our investment securities; our distribution policy; Arc Home’s performance, including its profitability, liquidity position and ability to increase market share or benefit from improved gain on sale margins; Arc Home’s origination volumes; the composition of Arc Home’s portfolio, including levels of MSR exposure; costs and levels of leverage on Arc Home’s portfolio; our percentage allocation of loans originated by Arc Home; increased rates of default or delinquencies and/or decreased recovery rates on our assets; the availability of and competition for our target investments; our ability to obtain and maintain financing arrangements on terms favorable to us or at all; changes in general economic or market conditions in our industry and in the finance and real estate markets, including the impact on the value of our assets; conditions in the market for Residential Investments and Agency RMBS; our levels of EAD; market conditions impacting commercial real estate; legislative and regulatory actions by the U.S. Department of the Treasury, the Federal Reserve and other agencies and instrumentalities; regional bank failures; our ability to make distributions to our stockholders in the future; our ability to maintain our qualification as a REIT for federal tax purposes; and our ability to qualify for an exemption from registration under the Investment Company Act of 1940, as amended. Additional information concerning these and other risk factors are contained in our filings with the Securities and Exchange Commission ("SEC"), including those described in Part I – Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in our filings with the SEC. Copies are available free of charge on the SEC's website, http://www.sec.gov/. All forward looking statements in this presentation speak only as of the date of this presentation. We undertake no duty to update any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. All financial information in this presentation is as of June 30, 2026, unless otherwise indicated. Non-GAAP Financial Information: In addition to the results presented in accordance with GAAP, this presentation includes certain non-GAAP financial results and financial metrics derived therefrom, including Earnings Available for Distribution (“EAD“) and economic leverage ratio, as described in the footnotes to this presentation. Our management team believes that this non-GAAP financial information, when considered with our GAAP financial statements, provides supplemental information useful for investors to help evaluate our financial performance. However, our management team also believes that our definition of EAD has important limitations as it does not include certain earnings or losses our management team considers in evaluating our financial performance. Our presentation of non-GAAP financial information may not be comparable to similarly-titled measures of other companies, who may use different calculations. This non-GAAP financial information should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and any reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP should be carefully evaluated. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

3NYSE: MITT Additional Disclosures Important Additional Information and Where to Find It In connection with the merger with Cherry Hill Mortgage Investment Corp (“CHMI”), TPG Mortgage Investment Trust, Inc. (“MITT”) expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus of MITT and a joint proxy statement of MITT and CHMI (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus will contain important information about MITT, CHMI, the proposed Merger and related matters. MITT and CHMI also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of CHMI for their consideration. Issuance of MITT stock in the Merger will be submitted to the stockholders of MITT for consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of MITT and CHMI, and will contain important information about MITT, CHMI, the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or CHMI may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY MITT AND CHMI WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MITT, CHMI AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.mitt.tpg.com. Copies of the documents filed by CHMI with the SEC are also available free of charge on CHMI’s website at www.chmireit.com. Participants in the Solicitation Relating to the Merger MITT, CHMI and certain of their respective directors and executive officers and certain other affiliates of MITT and CHMI may be deemed to be participants in the solicitation of proxies from the common stockholders of CHMI and MITT in respect of the proposed Merger. Information regarding CHMI and its directors and executive officers and their ownership of common stock of CHMI can be found in CHMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 5, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on April 21, 2026. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on March 16, 2026. Additional information regarding the interests of such participants in the Merger will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from MITT or CHMI, as applicable, using the sources indicated above. No Offer or Solicitation This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

4NYSE: MITT Transaction Summary • TPG Mortgage Investment Trust, Inc. (NYSE: MITT) has entered into an agreement to acquire Cherry Hill Mortgage Investment Corporation (NYSE: CHMI) by issuing new common shares of MITT to CHMI’s stockholders using an exchange ratio of 0.3063x(1) • CHMI stockholders will also receive cash consideration from MITT and MITT’s external manager, an affiliate of TPG Inc. (“TPG”) Merger Consideration • Exchange ratio would result in approximately 11.608 million new MITT common shares issued to CHMI stockholders • Total consideration of $117.5 million, or $3.10 per share of CHMI common stock ◦ Stock consideration of $2.17 per share of CHMI common stock(2) ◦ Cash consideration of $0.93 per share of CHMI common stock (~30% of total consideration), consisting of $0.52 per share from TPG and $0.41 per share from MITT • Total consideration represents a purchase price premium of approximately 29% to CHMI’s closing price on August 7, 2026 • MITT will assume CHMI’s $69.5 million of 8.20% Series A Preferred Stock and $40.1 million of 8.25% Series B Fixed-to-Floating Rate Preferred Stock, which will be exchanged for new preferred shares of the combined company with the same terms TPG Contribution and Alignment • TPG will contribute ~$20 million of the cash consideration paid to CHMI’s stockholders, representing ~17% of total consideration • MITT’s external manager, an affiliate of TPG, will continue to serve as the external manager of the pro forma combined company and MITT's existing management team will continue to operate the combined entity • In connection with this support, the external manager’s incentive fee structure will be amended at closing to be based on pro- forma book value and earnings available for distribution, strengthening TPG's alignment of interests with shareholders and its commitment to the combined company’s long-term growth Pro Forma Ownership • MITT: ~73% • CHMI: ~27% Governance • MITT’s board of directors will be expanded to include two additional independent board members designated by CHMI Required Approvals • Transaction is subject to MITT and CHMI shareholder approval and customary regulatory and other closing conditions Expected Closing • Target closing in fourth quarter 2026 1) Based on adjusted book values per share for each of MITT and CHMI as of June 30, 2026. 2) Based on MITT’s closing price of $7.09 as of August 7, 2026. Transaction Overview

5NYSE: MITT Transaction Highlights Long-Term Value Creation Transformational combination driving potential for significant long-term value creation for shareholders and continued growth within the U.S. residential mortgage market High Quality Assets Providing shareholders with access to a combined investment portfolio spanning across Agency and Non-Agency products collateralized by residential mortgage loans with strong credit profiles Synergistic Pro Forma Investment Portfolio CHMI’s Agency-focused strategy producing stable cash flows complements MITT’s credit-focused earnings power and supports dividends for shareholders; this transaction scales a portfolio that has already delivered a 140% increase in EAD(1) and a 33% quarterly dividend increase since Q3 2023 Enhanced Liquidity Profile Further bolsters MITT’s already strong liquidity profile with optionality to leverage MITT’s existing relationships to optimize portfolio financing Improved Scale and Operating Efficiencies A combined platform with increased operating leverage should result in material expense synergies spread across a larger equity capital base Low Leverage Profile Pro forma leverage ratio to be reduced relative to CHMI’s in-place ratio and attractive on a pro forma basis compared to the combined company’s peer group Business Alignment Combined with External Manager Support Fundamental alignment between MITT’s pure play residential mortgage and securitization strategy and CHMI’s Agency RMBS and MSR strategy, complemented by support from one of the most tenured structured credit teams in the industry at TPG 1) EAD, a non-GAAP financial measure, is calculated as Net Income/(loss) available to common stockholders excluding (i) (a) unrealized gains/(losses) on loans, real estate securities, derivatives and other investments, inclusive of our investment in AG Arc and Arc Home's net mortgage servicing rights, and (b) net realized gains/(losses) on the sale or termination of such instruments, (ii) any transaction related expenses incurred in connection with the acquisition, disposition, or securitization of our investments, (iii) the income tax effect on non-EAD income/(loss) items, and (iv) certain other nonrecurring gains or losses. Items (i) through (iv) above include any amount related to those items held in affiliated entities.

6NYSE: MITT 1) Based on MITT’s book value per share of $10.00 as of June 30, 2026 and CHMI’s stock price of $2.41 as of August 7, 2026. 2) Represents estimated operating expense synergies recognized upon combining companies, offset by the additional estimated management fee expense. Anticipated Benefits of the Transaction Transaction expected to increase MITT’s market capitalization by 36%, improving liquidity and trading volume of the stock, increasing the total equity capital base to ~$743 million Transaction is expected to be accretive to earnings in 2027 and generate strong equity returns to common shareholders Transaction to increase the size of MITT’s investment portfolio by ~$1.3 billion, or ~17% Conventional MSR portfolio and in-place servicing structure supported by TPG’s significant experience in originating, acquiring and managing MSRs providing ability to grow this complementary business Transaction provides growth through permanent equity capital without assuming unsecured corporate debt ~$20 million cash contribution from TPG to reduce book value dilution and signals continued support in MITT’s plans to scale Anticipated Benefits to MITT Shareholders Merger consideration represents a significant premium (29%) to CHMI’s current stock price Opportunity to benefit from MITT’s future performance and narrowing of its current trading discount, as total consideration based on MITT’s June 30, 2026 book value represents total consideration of $3.99 per share, or a 66% premium to CHMI’s stock price as of August 7, 2026(1) Cash contribution, as a percentage of the total merger consideration (30%), represents substantial and certain value at closing relative to precedent M&A transactions in the mortgage REIT space MITT’s management team has a track record of successfully executing accretive transactions for shareholders as evidenced by performance post-WMC acquisition in 2023 Anticipated Benefits to CHMI Shareholders Continued strong support from TPG in the form of a ~$20 million cash contribution to the total merger consideration Access to TPG platform, a $327 billion leading global alternative asset management firm providing expertise across both credit and asset-based finance strategies Liquid investment portfolio providing optionality for shareholders in rotating equity into assets classes identified as providing the strongest relative risk- adjusted returns Well positioned with increased scale and liquidity to further capitalize on opportunistic investment environment post-transaction Expect significant operating expense efficiencies of $7 - $9 million annually with combined expenses spread over a larger equity base(2) Anticipated Benefits to Combined Company Shareholders

7NYSE: MITT $1.3 Investment Portfolio (in billions) $3.16 Book Value per Share $228.9 Total Equity (in millions) $77.8 Liquidity(1) (in millions) 5.0x Aggregate Portfolio Leverage Ratio(2) 83.6% 16.4% Agency MSR 31.0% 30.8% 22.7% 15.5% Agency MSR Cash Other (3) Note: data as of June 30, 2026. 1) Calculated as unrestricted cash plus unencumbered agency RMBS securities. 2) Reflects amounts outstanding under repurchase agreements and notes payable as of June 30, 2026, divided by stockholders equity as of June 30, 2026. 3) “Other” designation includes equity in CHMI’s derivatives portfolio, restricted cash, and other assets & liabilities. $1.3 Billion $228.9 Million Cherry Hill Mortgage Investment Corporation Overview • Fully integrated, internally managed residential mortgage REIT focused on acquiring, investing in and managing residential mortgage assets in the United States • CHMI, through a wholly owned subsidiary, is a licensed mortgage servicer for Fannie Mae and Freddie Mac, enabling the company to invest in mortgage servicing rights • Conducts its business through two segments, investments in RMBS (Agency RMBS) and investments in Servicing Related Assets (mortgage servicing rights) • Headquartered in Tinton Falls, NJ Company Overview Investment Portfolio Overview June 30, 2026 Key Statistics Equity Composition Overview

TPG Mortgage Investment Trust, Inc. Overview

Company Overview

- Pure-play residential mortgage REIT focused on investing in a diversified risk-adjusted portfolio of residential mortgage-related assets in the U.S. mortgage market
- Investment activities primarily include acquiring and securitizing newly-originated residential mortgage loans within the non-agency segment of the housing market
- Conducts its business through two segments, Loans and Securities and Arc Home, its residential mortgage loan originator and servicer
- Externally managed and advised by AG REIT Management LLC, a wholly-owned subsidiary of TPG (Nasdaq: TPG), a leading global alternative asset management firm
- Headquartered in New York, NY

Investment Portfolio Overview



83.9%
$7.7
Billion
14.7%
1.2%
0.2%
First Mortgages
Home Equity
Commercial
Agency

June 30, 2026 Key Statistics

$10.00	Book Value per Share
$7.7	Investment Portfolio (in billions)
$546.0	Total Equity (in millions)
$111.6	Liquidity[1] (in millions)
1.8x	Economic Leverage Ratio[2]

Equity Composition Overview[3]



6.4%
7.2%
9.6%
0.7%
8.3%
$546.0
Million
38.3%
29.5%
First Mortgage
Home Equity
Commercial
Agency
Cash
Arc Home
Other(4)

Note: data as of June 30, 2026.
1) Total liquidity includes $61.6 million of cash and cash equivalents and $50.0 million of available committed financing on certain residential mortgage loans.
2) Economic Leverage, a non-GAAP financial measure, is calculated as the sum of our financing arrangements, net of cash posted on our financing arrangements, and our senior unsecured notes. Economic leverage does not include any financing utilized through AG Arc.
3) Excludes MITT's senior unsecured notes for purposes of calculating the percentage equity allocation of MITT's total equity of $546.0 million as of June 30, 2026.
4) "Other" designation includes restricted cash, equity in MITT's derivatives portfolio, and other assets & liabilities.

NYSE: MITT 8

Diversified & Scaled Pure-Play Residential Platform

The combined, pro forma company represents a scaled platform with capabilities across Residential Credit, Agency, and Mortgage Servicing, targeting high-teen ROEs in its investment portfolio

Pro Forma Investment Portfolio Overview



2.3%
12.1%
1.0%
12.6%
$9.0 Billion
72.0%
First Mortgages
Home Equity
Commercial
Agency
MSR

Pro Forma Equity Allocation[2][3]



5.5%
9.1%
29.4%
9.7%
$742.5 Million
8.4%
9.0%
22.6%
6.3%
First Mortgage
Home Equity
Commercial
Agency
MSR
Cash
Arc Home
Other (4)

Pro Forma Economic Leverage Overview[1][2]

$ in millions



5.0x
2.9x
1.8x
MITT
CHMI
Pro Forma
Financing Arrangements
Senior Unsecured Notes

1) Economic Leverage, a non-GAAP financial measure, is calculated as the sum of our financing arrangements, net of cash posted on our financing arrangements, and our senior unsecured notes. Economic leverage does not include any financing utilized through AG Arc.
2) Pro forma analysis is adjusted for estimated severance, transaction expenses for each of MITT and CHMI and the ~$15 million of cash consideration payable by MITT.
3) Excludes MITT's senior unsecured notes for purposes of calculating the percentage equity allocation of the combined company's pro forma equity as of June 30, 2026.
4) "Other" designation includes restricted cash, equity in MITT's & CHMI's derivatives portfolios, and other assets & liabilities.

NYSE: MITT

9

10NYSE: MITT Price Change (%) Post July 12, 2023 MITT Submits Offer to Acquire WMC Closing MITT Peer Date MITT WMC Group 7/12/23 0.00% 0.00% 0.00% 7/13/23 2.31% 8.25% 0.90% 7/14/23 6.60% 11.84% 0.26% 7/17/23 9.74% 11.72% 0.66% 7/18/23 12.38% 11.84% 2.05% 7/19/23 12.54% 13.52% 3.95% MITT Share Price Performance: June 2023 - August 2023 Source: S&P Capital IQ Pro. 1) Peer group includes other non-agency mortgage REITs comparable to MITT. • The market sees the value in MITT scaling through accretive M&A transactions, as evidenced by the movement in MITT’s stock price in the lead-up to the announcement of its acquisition of Western Asset Mortgage Capital Corporation (“WMC”) in 2023 o After WMC had initially announced a transaction with a third party, MITT publicly announced its competing acquisition proposal which was followed by a sharp increase in MITT’s stock price relative to peers for the ensuing 5 days • Signals conviction in the impact of a larger equity capital base on liquidity and volume and cost synergies on pro forma earnings power, driving returns for shareholders (15.00%) (10.00%) (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 6/27/23 7/1/23 7/5/23 7/9/23 7/13/23 7/17/23 7/21/23 7/25/23 7/29/23 8/2/23 8/6/23 P ri ce C h an ge ( % ) MITT WMC MITT Peer Group August 8, 2023: MITT & WMC announce merger agreement July 13, 2023: MITT publicly announces WMC acquisition proposal (1) (1) June 28, 2023: WMC announces initial transaction with third party Price Performance Through WMC Acquisition Milestones Post WMC Bid Announcement

11NYSE: MITT $0.10 $0.17 $0.21 $0.21 $0.17 $0.18 $0.20 $0.18 $0.23 $0.25 $0.26 $0.24 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 M IT T Q u ar te rl y EA D p er Sh ar e MITT Performance Since WMC Acquisition (20.0%) – 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Dec-23 Apr-24 Aug-24 Dec-24 Apr-25 Aug-25 Dec-25 Apr-26 Aug-26 To ta l R et u rn ( % ) MITT MITT Peer Group 71% 19% Source: S&P Capital IQ Pro. 1) Market data as of August 7, 2026 and measures total return since December 5, 2023, the day prior to the closing of the WMC acquisition. 2) Peer group includes other non-agency mortgage REITs comparable to MITT. 3) % change figures calculated as most recently disclosed quarterly dividend relative to each company’s Q3 2023 quarterly dividend. 33.3% 12.5% 2.9% 0.0% 0.0% (10.0%) (13.3%) (16.7%) (24.4%)(30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% MITT Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 D iv id en d G ro w th ( % ) Total Return Since Western Asset Mortgage Capital Corporation Acquisition Closing(1) • MITT’s stock price has demonstrated significant momentum relative to its peer group since the successful acquisition of WMC in December 2023 Dividend and Earnings Available for Distribution Growth Since Q3 2023(2)(3) • MITT’s 140% EAD growth since Q3 2023 has powered a 33% quarterly dividend increase, significantly outperforming similar mortgage REITs (2)

12 Appendix

13NYSE: MITT TPG – A Scaled and Experienced Global Alternatives Manager 1) As of June 30, 2026. $327B(1) of AUM across public and private markets 1992 Founded in San Francisco and Fort Worth, Texas 700+ investment and operations professionals 1,900+ total TPG employees 30 offices globally Active Portfolio Company TPG Office TPG Co-Headquarters Fort Worth New York Washington, D.C. San Francisco Los Angeles Chicago Miami London Luxembourg Amsterdam Frankfurt Milan Melbourne Sydney Dubai Mumbai Singapore Seoul Beijing Hong Kong Shanghai Tokyo Cleveland

14 www.mitt.tpg.com